UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

January 26, 2011
Date of Report
(Date of earliest event reported)

Defense Industries International, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-30105	84-1421483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Hamefalsim Street, Petach Tikva 49514, Israel
(Address of principal executive offices and zip code)

                      (011) 972-3-7168383
(Registrant’s telephone number, including area code)

                                    Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

On January 26, 2011, Mr. Avi Melamed tendered his resignation as a director of the Registrant, to be effective immediately, citing personal reasons. The Registrant does not plan to appoint a replacement director to fill Mr. Melamed’s vacancy at this time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 31, 2011
Defense Industries International, Inc.
(Registrant)

By: /s/Uri Nissani
Name: Uri Nissani
Chief Executive Officer and
President